SELLERS & ANDERSEN,  LLC                      941 East 3300 South, Suite 202
------------------------                          Salt Lake City, Utah 84106
CERTIFIED PUBLIC ACCOUNTANTS                          Telephone 801 486-0096
 AND BUSINESS CONSULTANTS                                   Fax 801 486-0098





February 18, 2004

United States Securities and Exchange Commission
Division of Corporate Finance
450 Fifth Street, N.W.
Washington, D.C. 20549

To Whom It May Concern:

We have read Item 4 of Form 8-K dated February 18, 2004, of Gateway Distributors, Ltd. and are in agreement with the statements contained therein. Our audit report expressed a going concern. We have no basis to agree or disagree with other statements of the registrant contained in the Form 8-K.


Sincerely,

/s/ Sellers & Andersen, LLC


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